Exhibit 99.2

Certification of Chief Financial Officer of Astec Industries, Inc. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

STATEMENT OF CHIEF FINANCIAL OFFICER OF ASTEC INDUSTRIES, INC.
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
Section 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Astec Industries, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, F. McKamy Hall, Vice President & Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ F. McKamy Hall

F. McKamy Hall
Vice President & Chief Financial
Officer, of Astec Industries, Inc.
Date: May 13, 2003